948 P1 03/23

SUPPLEMENT DATED MARCH 1, 2023

TO THE PROSPECTUS DATED OCTOBER 1, 2022

OF

K2 LONG SHORT CREDIT FUND

(a series of Franklin Alternative Strategies Funds)

The prospectus is amended as follows:

The following paragraphs are added to the beginning of the “Fund Summary” and “Fund Details” sections of the prospectus:

On February 28, 2023, the Board of Trustees of Franklin Alternative Strategies Funds, on behalf of K2 Long Short Credit Fund (the “Fund”), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about May 12, 2023 (Liquidation Date); however, the liquidation may occur sooner if at any time before the Liquidation Date there are no shares outstanding in the Fund. The liquidation may also be delayed if unforeseen circumstances arise. The Fund may deviate from its investment objective and investment strategies at any time prior to the Liquidation Date.

At the close of market on April 3, 2023, the Fund will be closed to new investors, except as noted below. Existing investors who had an open and funded account on April 3, 2023, can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on April 3, 2023: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on April 3, 2023, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on April 3, 2023. The Fund will not accept any additional purchases after the close of market on or about May 9, 2023. The Fund reserves the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

Please keep this supplement with your prospectus for future reference.